EXHIBIT 4.1

NUMBER ATG	SHARES
COMMON STOCK Par Value $5.00	COMMON STOCK Par Value $5.00

AGL RESOURCES INC.
CUSIP 001204 10 6 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
Incorporated Under the Laws of the State of Georgia
THIS CERTIFIES THAT

IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AGL Resources Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Countersigned and Registered: WELLS FARGO BANK, N.A. /s/ Authorized Signature Transfer Agent and Registrar
Dated: /s/ Myra C. Bierria Corporate Secretary	[LOGO OF AGL RESOURCES INC.]	/s/ John W. Somerhalder II President

AGL RESOURCES INC.

THE CORPORATION WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST IN WRITING AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES, OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TOGETHER WITH THE AUTHORITY OF THE BOARD OF DIRECTORS OR SHAREHOLDERS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                             UNIF GIFT MIN ACT - ............................Custodian..................................
TEN ENT    -  as tenants by the entireties                                                  (Cust)                                  (Minor)
JT TEN       -  as joint tenants with right of
     survivorship and not as tenants                                          under Uniform Gifts to Minors
     in common
                                              Act ...........................................
                                                       (State)

        Additional abbreviations may also be used though not in the above list.

For value received, ........................................ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

..........................................................

...
Please print or typewrite name and address including postal zip code of assignee

...

..................................................................................................................................... Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint.......................................................................................................................

................................................................................................................................................................................Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:..........................................

Signature(s) Guaranteed:      .................................................................................................
                                      Signature(s)
..................................................................................................................................         .......................................................................................................................................
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE              NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST
GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad-15 UNDER           CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.                 THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                           OR ENLARGEMENT, OR ANY CHANGE WHATEVER.